Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2017
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
The Dow Chemical Company	Delaware
AM Robin LLC	Delaware
Arabian Chemical Company (Latex) Ltd. (1)	Saudi Arabia
Arabian Chemical Company (Polystyrene) Limited (1)	Saudi Arabia
Battleground Water Company	Texas
Centen Ag Inc.	Delaware
Dow AgroSciences LLC	Delaware
DowBrands Inc.	Delaware
Mycogen Corporation	California
Chemars III LLC	Delaware
Chemtech II L.P.	Delaware
Clean Filtration Technologies LLC	Delaware
DCOMCO, Inc.	Delaware
DDP AgroSciences US DCOMCO, Inc.	Delaware
DDP AgroSciences US, Inc.	Delaware
DDP Specialty Electronic Materials US 7, LLC	Delaware
Orion Electromateriales Servicios de Mexico, S. de R.L. de C.V.	Mexico
Orion Electromaterials, S. de R.L. de C.V.	Mexico
Specialty Electronic Materials Comercio de Produtos Quimicos do Brasil Ltda.	Brazil
DDP Specialty Electronic Materials US DCOMCO, Inc.	Delaware
DDP Specialty Electronic Materials US, Inc.	Delaware
Denmerco Inc.	Delaware
Dow Chemical (China) Investment Company Limited	China
Dow Chemical (Guangzhou) Company Limited	China
Dow Chemical (Shanghai) Company Limited	China
Dow Chemical (Sichuan) Co., Ltd.	China
Dow Chemical (Zhangjiagang) Company Limited	China
Guangdong Zhongshan Amerchol Specialty Chemicals Co., Ltd.	China
Zhejiang Pacific Chemical Corporation	China
Dow Chemical (Singapore) Private Limited	Singapore
Dow Chemical (Myanmar) Ltd.	Myanmar
Dow Chemical Bangladesh Private Limited	Bangladesh
PT Dow Indonesia	Indonesia
Dow Chemical China Holdings Pte. Ltd.	Singapore
Dow Chemical Costa Rica S.A.	Costa Rica
Dow Chemical Delaware Corp.	Delaware
Chemtech II L.P.	Delaware
Chemtech Portfolio Inc.	Texas
Chemtech Portfolio II Inc.	Michigan
Dow Chemical International Ltd.	Delaware
Dow Chemical Costa Rica S.A.	Costa Rica
Dow Chemical Thailand Ltd.	Thailand
Dow International Holdings Company	Delaware
Dow International Holdings S.A.	Switzerland
Petroquimica-Dow S.A. (Petrodow)	Chile
Dow Chemical Kuwait B.V.	Netherlands
Dow Chemical Singapore Holdings Pte. Ltd.	Singapore
Dow Chemical Taiwan Limited	Taiwan
Dow Corning Taiwan Inc.	Taiwan

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2017
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Chemical Telecommunications Corp.	Delaware
Dow Chemical Tianjin Holdings Pte. Ltd.	Singapore
Dow Chemical (Tianjin) Company Limited	China
Dow Corning Corporation	Michigan
DC HSC Holdings LLC (1)	Delaware
DCC Litigation Facility, Inc.	Delaware
DDP Specialty Electronic Materials US 9, LLC	Delaware
Devonshire Underwriters Ltd.	District of Columbia
Dow Corning (Thailand) Limited	Thailand
Dow Corning (Zhangjiagang) Holding Company Limited	China
Dow Corning Alabama, Inc.	Delaware
Dow Corning Canada Inc.	Canada
Dow Corning de Argentina S.R.L.	Argentina
Dow Corning de Mexico S.A. de C.V.	Mexico
Dow Corning do Brasil, Limitada	Brazil
Palmyra do Brasil Indústria e Comércio de Silício Metálico e Recursos Naturais Ltda.	Brazil
Dow Corning China Limited	Hong Kong
Dow Corning de Colombia Ltda.	Columbia
Dow Corning do Brasil, Limitada	Brazil
Dow Corning de Colombia Ltda.	Columbia
Palmyra Recursos Naturais Exploracao e Comercio	Brazil
Dow Corning Enterprises, LLC	Delaware
Dow Corning (Shanghai) Management Company Limited	China
Dow Corning (Zhangjiagang) Silicone Co. Ltd.	China
Dow Corning India Private Limited	India
Multibase, Inc.	Delaware
Dow Corning Iberica S.A.	Spain
Dow Corning STI, Inc.	Delaware
Hemlock Semiconductor, L.L.C. (1)	Delaware
Dow Luxembourg Spectrum Holding S.a.r.l.	Luxembourg
Dow Silicones Deutschland GmbH	Germany
Hemlock Semiconductor, L.L.C. (1)	Delaware
Valley Asset Leasing, LLC	Delaware
Dow Deutschland Inc.	Delaware
Dow Chemical Inter-American Limited	Delaware
Dow Quimica de Colombia S.A.	Colombia
Dow Engineering Company	Delaware
Dow Engineering, Inc.	Michigan
Dow Financial Services Inc.	Delaware
Dow Global Financial Management, Inc.	Delaware
Dow Global Technologies LLC	Delaware
Chemtech Portfolio Inc.	Texas
Dow Technology Investments LLC	Delaware
Dow Hydrocarbons and Resources LLC	Delaware
Cayuse Pipeline, Inc.	Texas
Dow Intrastate Gas Company	Louisiana
Dow Pipeline Company	Texas
K/D/S Promix, LLC (1)	Texas
Midland Pipeline Corp.	Delaware

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2017
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Fort Saskatchewan Ethylene Storage Corporation (1)	Canada
Fort Saskatchewan Ethylene Storage Limited Partnership	Canada
Dow Internacional Mexicana S.A. de C.V.	Mexico
Dow International Financial Services	Ireland
Dow Capital Public Limited Company	Ireland
Dow International Holdings Company	Delaware
Dow Luxembourg Spectrum Holding S.a.r.l.	Luxembourg
Dow Luxembourg Galaxy Holding S.a.r.l.	Luxembourg
Dow Switzerland Holding GmbH	Switzerland
DC Global Holdings S.a.r.l	Luxembourg
DC Finance S.a.r.l.	Luxembourg
DC Japan Holdings B.V.	Netherlands
Dow Corning Holding Japan Company, Ltd.	Japan
Dow Corning Toray Company, Ltd.	Japan
Site Services Japan, Co., Ltd.	Japan
DC Netherlands Holding B.V.	Netherlands
Dow Corning United Kingdom Holding Company, L.L.C.	Delaware
Dow Corning Limited	United Kingdom
Dow Corning France S.A.S.	France
Multibase S.A.	France
Multibase India Limited	India
Multibase, Inc.	Delaware
Dow Corning Luxembourg Holdings S.a.r.l.	Luxembourg
Dow Silicones Deutschland GmbH	Germany
Dow Corning Limited Liability Company	Russia
Dow Corning Siloxane (Zhangjiagang) Holding Co. Private Ltd.	Singapore
Dow Corning (Zhangjiagang) Co., Ltd.	China
Dow Corning Singapore Pte. Ltd.	Singapore
Dow Corning (China) Holding Company Ltd.	China
Dow Corning (Thailand) Limited	Thailand
Dow Corning (Shanghai) Co., Ltd.	China
Dow Corning Silicones Malaysia SDN. BHD.	Malaysia
Dow MS Switzerland Holding GmbH	Switzerland
Dow International Holdings S.A.	Switzerland
Dow Orion Switzerland Holding GmbH	Switzerland
Dow Europe Holding B.V.	Netherlands
BASF DOW HPPO B.V. (1)	Netherlands
BASF DOW HPPO Technology B.V. (1)	Netherlands
DC MIT Holdings B.V.	Netherlands
Dow Corning Australia Pty. Ltd.	Australia
Dow Corning (Thailand) Limited	Thailand
Dow Corning de Argentina S.R.L.	Argentina
Dow Corning de Mexico S.A. de C.V.	Mexico
Rohm and Haas Australia Pty. Ltd.	Australia
DoNedPa B.V.	Netherlands
Dow Austria Gesellschaft m.b.H.	Austria
Dow Belgium B.V.B.A.	Belgium
Dow Benelux B.V.	Netherlands
Polyol Belgium B.V.B.A.	Belgium

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2017
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Terneuzen Partnership Services B.V.	Netherlands
Valuepark Terneuzen C.V. (1)	Netherlands
Valuepark Terneuzen Beheer B.V. (1)	Netherlands
Valuepark Terneuzen C.V. (1)	Netherlands
Dow Beteiligungsgesellschaft mbH & Co. KG	Germany
Dow Olefinverbund GmbH	Germany
Dow Chemical Company Limited	United Kingdom
Dow Chemical Services UK Limited	United Kingdom
Dow Limited	United Kingdom
Dow Services Trustees UK Limited	United Kingdom
Dow Trent Limited	United Kingdom
Dow Thames Limited	United Kingdom
Hyperlast Limited	United Kingdom
Dow UK Limited	United Kingdom
Dow Chemical East Africa Limited	Kenya
Dow Chemical Iberica S.L.	Spain
Terminal de Atraque de Productos Petroquimicos, A.I.E. (1)	Spain
Transformadora de Etileno A.I.E. (1)	Spain
Dow Chemical Korea Limited	Korea
Dow Chemical OOO	Russia
Dow Chemical Romania S.R.L.	Romania
Dow Chemical West Africa Limited	Ghana
Dow Corning S.r.l.	Italy
Dow Silicones Belgium SPRL	Belgium
Dow Deutschland Verwaltungs Vertriebs GmbH	Germany
Dow Produktions und Vertriebs GmbH & Co. OHG	Germany
Dow Stade Produktions GmbH & Co. OHG	Germany
Dow Europe GmbH	Switzerland
Dow Chemical IMEA GmbH	Switzerland
Dow Egypt Services Limited	Egypt
Dow International Finance S.a.r.l.	Luxembourg
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow Hellas A.E.	Greece
Dow Hungary Kft.	Hungary
Dow Industrial Chemical Products Nigeria Limited	Nigeria
Dow InterBranch B.V.	Netherlands
Dow Benelux Integrated Center B.V.	Netherlands
Dow Chemical East Africa Limited	Kenya
Dow Danmark A/S	Denmark
Dow Industrial Chemical Products Nigeria Limited	Nigeria
Dow Material Sciences Ltd.	Israel
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow Norge A/S	Norway
Dow Saudi Arabia Company	Saudi Arabia
Dow Specialties Limited	Saudi Arabia
PT Rohm and Haas Indonesia	Indonesia
Rohm and Haas International SNC	France
Rohm and Haas Latinoamerica, S. de R.L. de C.V.	Mexico
Rohm and Haas Mexico, S. de R.L. de C.V.	Mexico

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2017
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Santa Vitoria Acucar e Alcool Ltda.	Brazil
Dow Italia s.r.l.	Italy
Dow AgroSciences Italia s.r.l.	Italy
Dow Italia Divisione Commerciale s.r.l.	Italy
Dow Material Sciences Ltd.	Israel
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow Egypt Services Limited	Egypt
Dow Olefinverbund GmbH	Germany
Dow Deutschland Anlagengesellschaft mbH	Germany
Dow MF Verwaltungs GmbH	Germany
Dow Produktions und Vertriebs GmbH & Co. OHG	Germany
Dow Stade Produktions GmbH & Co. OHG	Germany
Dow Pipeline Gesellschaft mbH & Co. KG	Germany
Dow Pipeline Verwaltungsgesellschaft mbH	Germany
Dow Polska Sp.z.o.o.	Poland
Dow Portugal Produtos Quimicos, Unipessoal, Lda.	Portugal
Dow Saudi Arabia Company	Saudi Arabia
Dow Saudi Arabia Holding B.V.	Netherlands
Dow Saudi Arabia Investment B.V.	Netherlands
Dow Saudi Arabia Product Marketing B.V.	Netherlands
Dow Southern Africa (Pty) Ltd	South Africa
Rohm and Haas South Africa (PTY) Limited	South Africa
Dow Specialties Limited	Saudi Arabia
Dow Suomi OY	Finland
Dow Sverige AB	Sweden
Dow Turkiye Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
Rohm and Haas Kimya Sanayi Limited Sirketi	Turkey
DowAksa Advanced Composites Holdings B.V. (1)	Netherlands
EQUATE Marketing Company E.C. (1)	Bahrain
Finndisp Ltd.	Russia
HPPO Holding & Finance C.V. (1)	Netherlands
MTP HPJV C.V.	Netherlands
MTP HPJV Management B.V.	Netherlands
Palmyra do Brasil Indústria e Comércio de Silício Metálico e Recursos Naturais Ltda.	Brazil
Palmyra Recursos Naturais Exploracao e Comercio	Brazil
Polyol Belgium B.V.B.A.	Belgium
Rohm and Haas (UK) Limited	United Kingdom
Rohm and Haas Denmark Bermuda GP ApS	Denmark
Rohm and Haas Denmark Holding Company ApS	Denmark
Rohm and Haas Espana Production Holding, S.L.	Spain
Rohm and Haas Espana, S.L.	Spain
Rohm and Haas Europe Services ApS	Denmark
Rohm and Haas Europe Trading ApS	Denmark
Rohm and Haas Italia S.r.l.	Italy
Rohm and Haas Kimyasal Urunler Uretim Dagitim ve Ticaret A.S.	Turkey
Rohm and Haas Electronic Materials Europe Ltd.	United Kingdom
Rohm and Haas International SNC	France
Dow France S.A.S.	France

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2017
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Rohm and Haas Nederland B.V.	Netherlands
RUS Polyurethanes Holding B.V.	Netherlands
Dow Izolan OOO	Russia
Dow Izolan Ukraine LLC	Ukraine
Specialty Electronic Materials Netherlands B.V.	Netherlands
DSP Germany GmbH	Germany
DSP S.A.S.	Netherlands
Specialty Electronic Materials Belgium, BVBA	Belgium
Specialty Electronic Materials Ireland Limited	Ireland
Specialty Electronic Materials Italy srl	Italy
Specialty Electronic Materials Switzerland GmbH	Switzerland
Specialty Electronic Materials UK Limited	United Kingdom
Dow International Holdings S.A.	Switzerland
Dow Silicones Belgium SPRL	Belgium
Dow Silicones Netherlands Holding B.V.	Netherlands
Dow Corning Korea, Ltd.	Korea
DowBrands Inc.	Delaware
Rohm and Haas Company	Delaware
Charles Lennig & Company LLC	Delaware
Rohm and Haas Chile Limitada	Chile
Rohm and Haas Colombia Ltda	Colombia
DDP Specialty Electronic Materials US 8, LLC	Delaware
Rohm and Haas Argentina S.R.L.	Argentina
Rohm and Haas Chemicals LLC	Delaware
CVD Incorporated	Delaware
DDP Specialty Electronic Materials US 5, LLC	Delaware
Morton Intermediate Company	Delaware
Rohm and Haas Electronic Materials Taiwan Ltd.	Taiwan
Morton International Co., Ltd.	Japan
Morton International, LLC	Indiana
Morton International Productos Quimicos Ltda.	Brazil
Rohm and Haas Capital Corporation	Delaware
Rohm and Haas Equity Corporation	Delaware
DDP Specialty Electronic Materials US 4, LLC	Delaware
ROH Venture GmbH	Germany
ROH Delaware, LP	Delaware
Rohm and Haas (Far East) Limited	Hong Kong
Rohm and Haas Chemical (Thailand) Limited	Thailand
Rohm and Haas China, Inc.	Delaware
Beijing Eastern Rohm and Haas Company Limited	China
Rohm and Haas International Trading (Shanghai) Co. Ltd.	China
Shanghai Eastern Rohm and Haas Co., Ltd.	China
Rohm and Haas European Holding ApS	Denmark
Dow Luxembourg Spectrum Holding S.a.r.l.	Luxembourg
Dow Netherlands Nordic Holding B.V.	Netherlands
Rohm and Haas Denmark Finance A/S	Denmark
Dow Chemical International Private Limited	India
PT Rohm and Haas Indonesia	Indonesia
RH DK Korea OLED Holdings ApS	Denmark

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2017
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Chemical OLED Ltd.	Korea
Rohm and Haas Electronic Materials Korea Ltd.	Korea
RH DK Mexico Holding ApS	Denmark
Rohm and Haas Mexico, S. de R.L. de C.V.	Mexico
RH DK Vietnam Holdings ApS	Denmark
Rohm and Haas Vietnam Co., Ltd.	Vietnam
Rohm and Haas (China) Holding Co., Ltd.	China
Rohm and Haas (Foshan) Specialty Materials Co., Ltd.	China
Rohm and Haas Argentina S.R.L.	Argentina
Rohm and Haas Chemicals Singapore Pte. Ltd.	Singapore
Rohm and Haas Denmark Bermuda Holding Company ApS	Denmark
Rohm and Haas Electronic Materials Asia Limited	Hong Kong
RH Denmark Dongguan Holding Company ApS	Denmark
DSP Singapore Holdings Pte. Ltd.	Singapore
CUPOSIT Electronic Materials Zhangjiagang Co., Ltd.	China
Rohm and Haas Electronic Materials (Shanghai) Co., Ltd.	China
Rohm and Haas Electronic Materials Singapore Pte. Ltd.	Singapore
Rohm and Haas Electronic Materials Singapore Pte. Ltd.	Singapore
Performance Electronics Materials Malaysia Sdn. Bhd.	Malaysia
Rohm and Haas Shanghai Chemical Industry Co., Ltd.	China
Rohm and Haas Denmark China Investment ApS	Denmark
Rohm and Haas HK Dongguan Holding Limited	Hong Kong
Rohm and Haas Electronic Materials (Dongguan) Co., Ltd.	China
Rohm and Haas Latinoamerica, S. de R.L. de C.V.	Mexico
Rohm and Haas Singapore (Pte.) Ltd.	Singapore
Specialty Electronic Materials Netherlands Holding 5 B.V.	Netherlands
Specialty Electronic Materials Vietnam Co., Ltd	Vietnam
Rohm and Haas Korea Co., Ltd.	Korea
Rohm and Haas Malaysia Sdn Bhd	Malaysia
Rohm and Haas Texas Incorporated	Texas
Battleground Water Company	Texas
ROH Monomer Holding Company	Delaware
Rohm and Haas Investment Holdings Inc.	Delaware
Specialty Electronic Materials (Thailand) Company Limited	Thailand
Rohm and Haas Wood Treatment LLC	Delaware
Rohm and Haas Chile Limitada	Chile
Rohm and Haas Colombia Ltda	Colombia
Rohm and Haas Electronic Materials K.K.	Japan
Dow Chemical Japan Limited	Japan
Japan Acrylic Chemical Co., Ltd.	Japan
Rohm and Haas Equity Corporation	Delaware
Rohm and Haas Electronic Materials LLC	Delaware
Orion Electromateriales Servicios de Mexico, S. de R.L. de C.V.	Mexico
Orion Electromaterials, S. de R.L. de C.V.	Mexico
Specialty Electronic Materials Comercio de Produtos Quimicos do Brasil Ltda.	Brazil
Rohm and Haas Equity Corporation	Delaware
Rohm and Haas Investment Holdings Inc.	Delaware
Rohm and Haas New Zealand Limited	New Zealand
Rohm and Haas Philippines, Inc.	Philippines

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2017
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Rohm and Haas Quimica Ltda.	Brazil
Bee Chemical Industria e Comercio Ltda.	Brazil
Shipley Brazil Productos Quimicos Ltda.	Brazil
Dow International Technology Corporation	Delaware
Dow Kakoh Kabushiki Kaisha	Japan
Dow Olefinverbund GmbH	Germany
Dow Peru S.A.	Peru
Dow Quimica Chilena S.A.	Chile
Dow Quimica de Colombia S.A.	Colombia
Dow Quimica Mexicana S.A. de C.V.	Mexico
Dow Roofing Systems LLC	Delaware
Dow South Africa Holdings (Pty) Ltd.	South Africa
Dow Netherlands Tulip Holding B.V.	Netherlands
Sentrachem Limited	South Africa
Cisvaal (Proprietary) Limited	South Africa
Minchem International Inc.	Panama
Dow Verwaltungsgesellschaft mbH	Germany
Essex Chemical Corporation	New Jersey
Essex Specialty Products LLC	New Jersey
American Mortell Corporation	Texas
Mortell Company	Delaware
Dow Chemical (Wuhan) Company Limited	China
Dow International Holdings Company	Delaware
GWN Holding, LLC	Delaware
FilmTec Corporation	Delaware
OMEX Overseas Holdings Inc.	Virgin Islands
Zhejiang OMEX Environmental Engineering Co., Ltd.	China
Flexible Products Company	Georgia
Forbanco Inc.	Delaware
General Latex and Chemical Corporation	Massachusetts
GNS Enterprises, LLC	Georgia
GNS Technologies, LLC	Georgia
Great Western Pipeline Company, Inc.	California
GWN Holding, LLC	Delaware
Dow Netherlands Pacific Holding B.V.	Netherlands
Dow Netherlands Tulip Holding B.V.	Netherlands
3308597 Nova Scotia Company	Canada
Dow Chemical Pacific (Singapore) Private Limited	Singapore
Dow Chemical (Malaysia) Sdn. Bhd.	Malaysia
Dow Chemical (Myanmar) Ltd.	Myanmar
Dow Chemical Bangladesh Private Limited	Bangladesh
Dow Chemical International Private Limited	India
Dow Chemical Pacific Limited	Hong Kong
Dow Chemical Vietnam Limited Liability Company	Vietnam
PT Dow Indonesia	Indonesia
Voltas Water Solutions Private Limited (1)	India
Rohm and Haas Canada Investments ULC	Canada
3229809 Nova Scotia Company	Canada
Dow Investment Argentina S.R.L.	Argentina

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2017
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Quimica Argentina S.R.L.	Argentina
PBBPolisur S.R.L.	Argentina
Dow Quimica Argentina S.R.L.	Argentina
PBBPolisur S.R.L.	Argentina
Rohm and Haas Canada LP	Canada
Dow Investment Argentina S.R.L.	Argentina
Rohm and Haas Canada LP	Canada
Dow Chemical Canada ULC	Canada
3308597 Nova Scotia Company	Canada
3294027 Nova Scotia Company	Canada
Dow Netherlands Holding 1 B.V.	Netherlands
Dow Brasil Industria e Comercio de Produtos Quimicos Ltda.	Brazil
Dow Brasil Sudeste Industrial Ltda.	Brazil
Dow Especialidades Quimicas Ltda.	Brazil
Dow Especialidades Quimicas Ltda.	Brazil
Dow Brasil Sudeste Industrial Ltda.	Brazil
Rohm and Haas Quimica Ltda.	Brazil
Fort Saskatchewan Ethylene Storage Limited Partnership	Canada
Pétromont and Company, Limited Partnership (1)	Canada
Pétromont Inc. (1)	Canada
SD Group Service Company Limited (1)	Thailand
Siam Polyethylene Company Limited (1)	Thailand
Siam Polyethylene Company Limited (1)	Thailand
Sentrachem Limited	South Africa
Ifco Inc.	Delaware
Chemtech II L.P.	Delaware
Liana Limited	Delaware
Dorinco Reinsurance Company	Michigan
Dorintal Reinsurance Limited	Vermont
NuvoSun, Inc.	California
NuvoSun (Shanghai) Co. Ltd.	China
Photon Systems LLC	Delaware
Rofan Services Inc.	Delaware
Dow AgroSciences LLC	Delaware
DowBrands Inc.	Delaware
H Hotel Holding LLC	Delaware
MVCC Limited Partnership	Delaware
MVCC Limited Partnership	Delaware
Mycogen Corporation	California
Dow AgroSciences LLC	Delaware
DAS Agricultural Investment Holding Company Ltd.	Mauritius
Dow AgroSciences (China) Company Limited	China
Dow AgroSciences Agricultural Products Limited	Mauritius
Dow AgroSciences Singapore Pte. Ltd.	Singapore
Dow AgroSciences India Pvt. Ltd.	India
PT Dow AgroSciences Commerce Indonesia	Indonesia
PT Dow AgroSciences Indonesia	Indonesia
Dow AgroSciences B.V.	Netherlands
Ambito DAS S.A. (1)	Argentina

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2017
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Cal/West Seeds S.R.L.	Argentina
ChacoDAS S.A. (1)	Argentina
DasAgro Uruguay S.A.	Uruguay
Daser Agro S.A. (1)	Argentina
DDP Agro Morocco SARL	Morocco
DDP AgroSciences Kenya Limited	Kenya
DDP AgroSciences Nigeria Limted	Nigeria
DDP AgroSciences S.R.L.	Peru
Desab S.A. (1)	Argentina
Dow AgroSciences (Jiangsu) Co., Ltd.	China
Dow AgroSciences A.S.	Turkey
Dow AgroSciences Asia Sdn. Bhd.	Malaysia
Dow AgroSciences Australia Limited	Australia
Dow AgroSciences Bolivia S.A.	Bolivia
Dow AgroSciences Canada Inc.	Canada
Dow AgroSciences Chile S.A.	Chile
Dow AgroSciences Costa Rica S.A.	Costa Rica
Dow AgroSciences Danmark A/S	Denmark
Dow AgroSciences de Colombia S.A.	Colombia
Dow AgroSciences de Mexico S.A. de C.V.	Mexico
Dow AgroSciences Export S.A.S.	France
Dow AgroSciences Finance Company B.V.	Netherlands
DDP Agro US Holding LLC	Delaware
DDP Agro Switzerland Holding GmbH	Switzerland
DDP AgroSciences Switzerland GmbH	Switzerland
DDP AgroSciences S.R.L.	Peru
Dow AgroSciences Argentina S.R.L.	Argentina
Dow AgroSciences Switzerland S.A.	Switzerland
Dow AgroSciences Argentina S.R.L.	Argentina
DasAgro Uruguay S.A.	Uruguay
Dow AgroSciences Bolivia S.A.	Bolivia
Dow AgroSciences Paraguay S.A.	Paraguay
Dow AgroSciences GmbH	Germany
Dow AgroSciences Guatemala S.A.	Guatemala
Dow AgroSciences Iberica S.A.	Spain
Dow AgroSciences Japan Limited	Japan
Dow AgroSciences Limited	United Kingdom
Dow Silicones UK Limited	United Kingdom
Dow AgroSciences Lithuania UAB	Lithuania
Dow AgroSciences (Malaysia) Sdn Bhd	Malaysia
Dow AgroSciences (NZ) Limited	New Zealand
Dow AgroSciences OOO	Russia
Dow AgroSciences Pacific Limited	Hong Kong
PT Dow AgroSciences Indonesia	Indonesia
PT Dow AgroSciences Commerce Indonesia	Indonesia
Dow AgroSciences Paraguay S.A.	Paraguay
Dow AgroSciences Bolivia S.A.	Bolivia
Dow AgroSciences Polska Sp. z o.o.	Poland
Dow AgroSciences S.A.S.	France

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2017
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow AgroSciences Distribution S.A.S.	France
Dow AgroSciences s.r.o.	Czech Republic
Dow AgroSciences Sverige A/B	Sweden
Dow AgroSciences Taiwan Ltd.	Taiwan
Dow AgroSciences Technology GmbH	Switzerland
DDP Agro Morocco SARL	Morocco
DDP AgroSciences Nigeria Limted	Nigeria
Dow AgroSciences de Colombia S.A.	Colombia
Dow AgroSciences Switzerland S.A.	Switzerland
DDP Agro Netherlands Holding B.V.	Netherlands
Coodetec Desenvolvimento, Producao e Comercializacao Agricola Ltda.	Brazil
Dow AgroSciences de Colombia S.A.	Colombia
Dow AgroSciences Industrial Ltda.	Brazil
Dow AgroSciences de Colombia S.A.	Colombia
Dow AgroSciences Hungary Kft.	Hungary
Dow AgroSciences de Colombia S.A.	Colombia
Dow AgroSciences Ukraine LLC	Ukraine
Dow AgroSciences Ukraine LLC	Ukraine
Dow AgroSciences Vertriebsgesellschaft m.b.H.	Austria
Dow Venezuela, C.A.	Venezuela
DP AgroSciences Finland Oy	Finland
Fedea S.A. (1)	Argentina
Rindes y Cultivos DAS S.A. (1)	Argentina
SUMIDAS JV S.A. (1)	Argentina
Terramar JV S.A. (1)	Argentina
Ubajay DAS S.A. (1)	Argentina
Dow AgroSciences China Ltd.	Delaware
Dow AgroSciences India Pvt. Ltd.	India
Dow AgroSciences International Ltd.	Delaware
Dow AgroSciences (Thailand) Limited	Thailand
Dow AgroSciences Southern Africa (Proprietary) Limited	South Africa
Sanachem Zimbabwe (Pvt) Ltd.	Zimbabwe
Dow Netherlands Orange Holding B.V.	Netherlands
Dow Netherlands Tulip Holding B.V.	Netherlands
DowBrands Inc.	Delaware
Mycogen Plant Science, Inc.	Delaware
Agrigenetics, Inc.	Delaware
Agrigenetics Molokai LLC	Hawaii
Alforex Seeds LLC	Delaware
Brodbeck Seeds LLC	Delaware
Cal/West Seeds S.R.L.	Argentina
Dairyland Seed Co., Inc.	Wisconsin
Mycogen Seeds-Puerto Rico Corporation	Delaware
Pfister Seeds LLC	Delaware
Prairie Brand Seeds LLC	Delaware
Phytogen Seed Company, LLC	Delaware
Rohm and Haas Electronic Materials CMP Inc.	Delaware
Rohm and Haas Electronic Materials CMP Asia Inc.	Delaware
Nitta Haas Trading Company	Japan

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2017
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Rohm and Haas Electronic Materials CMP Korea Ltd.	Korea
Rohm and Haas Electronic Materials CMP Sdn. Bhd.	Malaysia
Rohm and Haas Electronic Materials CMP Holdings, Inc.	Delaware
Rohm and Haas International Holdings Inc.	Delaware
DDP Specialty Electronic Materials US 1, LLC	Delaware
Dow Chemical Singapore Holdings Pte. Ltd.	Singapore
Dow Chemical (Australia) Pty Ltd	Australia
Dow Chemical (NZ) Limited	New Zealand
Dow Corning New Zealand Limited	New Zealand
Dow Chemical International Private Limited	India
Dow Chemical Korea Limited	Korea
Rohm and Haas Asia Holdings B.V.	Netherlands
Dow Chemical OLED Ltd.	Korea
Rohm and Haas Electronic Materials Asia-Pacific Co., Ltd.	Taiwan
Rohm and Haas Electronic Materials Korea Ltd.	Korea
Rohm and Haas Japan Holdings YK	Japan
Nitta Haas Incorporated	Japan
Rodel Particles, Inc.	Japan
Rohm and Haas Taiwan, Inc.	Taiwan
Santa Vitoria Acucar e Alcool Ltda.	Brazil
Sentrachem US, Inc.	Delaware
Hampshire Holdings, Inc.	Delaware
Hampshire Chemical Corp.	Delaware
Siam Polystyrene Company Limited (1)	Thailand
Siam Styrene Monomer Company Limited (1)	Thailand
Siam Synthetic Latex Company Limited (1)	Thailand
TDCC Subsidiary C, Inc.	Delaware
Univation Technologies, LLC	Delaware
Univation Technologies (Hong Kong) Limited	Hong Kong
Univation (Zhangjiagang) Chemical Company Limited	China
Univation Technologies International, LLC	Delaware
Tianjin Panda Terminal Holdings Pte. Ltd.	Singapore
Tianjin Panda Terminal (Hong Kong) Limited	Hong Kong
Tianjin Panda Terminal Company Limited	China
POLY-CARB, Inc.	Ohio
Union Carbide Corporation	New York
Amerchol Corporation	Delaware
Calidria Corporation	Delaware
Carbide Chemical (Thailand) Limited	Thailand
Dow International Holdings Company	Delaware
Dow Quimica Mexicana S.A. de C.V.	Mexico
Global Industrial Corporation	New York
Peñuelas Technology Park LLC	Delaware
Seadrift Pipeline Corporation	Delaware
South Charleston Sewage Treatment Company	West Virginia
UCAR Louisiana Pipeline Company	Delaware
UCAR Pipeline Incorporated	Delaware
Dow Quimica Chilena S.A.	Chile
Dow Peru S.A.	Peru

	Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2017
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
	UCAR Emulsion Systems FZE	Dubai
	Umetco Minerals Corporation	Delaware
	Blue Creek Coal Company, Inc.	Delaware
	Predate Properties (Pty) Ltd.	South Africa
	Union Carbide Asia Limited	Hong Kong
	Union Carbide Asia Pacific, Inc.	Delaware
	Union Carbide Chemicals & Plastics Technology LLC	Delaware
	Dow Technology Investments LLC	Delaware
	Union Carbide Customer Services Pte. Ltd.	Singapore
	Union Carbide Middle East Limited	Delaware
	Union Carbide Philippines (Far East), Inc.	Philippines
	Union Carbide South Africa (Proprietary) Limited	South Africa
	Union Polymers Sdn. Bhd.	Malaysia
	Westbridge Insurance Ltd.	Vermont
Warbler I LLC		Delaware
*	Location of incorporation or organization. Primary location of organization is reported for partnerships.

1.
These companies are 50 percent owned, nonconsolidated affiliates of The Dow Chemical Company and are accounted for on the equity basis. Separate financial statements of these companies are not included in this Annual Report on Form 10-K. These companies are not controlled, directly or indirectly, by The Dow Chemical Company. Subsidiaries of these companies, if any, are not listed in this Exhibit 21.